UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

SIGNATURES
EXHIBIT INDEX
EX-99.(A) Presentations made at Analyst Day
EX-99.(B) Conference Call Transcript
EX-99.(C) Press Release

Item 7. Financial Statements and Exhibits

     (b)  Exhibits

     99a – Presentations made at Analyst Day, September 30, 2003.

     99b – Conference Call Transcript, September 30, 2003.

     99c – Press release of ArvinMeritor, Inc., dated September 30, 2003.

Item 9. Regulation FD Disclosure

     On September 30, 2003, ArvinMeritor, Inc. held its annual Analyst Day, which was accessible to the public by means of web-cast conference call. The presentations made by ArvinMeritor officers are posted on the ArvinMeritor website (www.arvinmeritor.com) and are furnished as Exhibit 99a to this Form 8-K. A transcript of the conference call is furnished as Exhibit 99b to this Form 8-K.

Item 12. Results of Operations and Financial Condition

     On September 30, 2003, ArvinMeritor, Inc. issued a press release reporting revised guidance with respect to its financial results for the fiscal year ended September 28, 2003. The release is furnished as Exhibit 99c to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

	By:	/s/	Vernon G. Baker, II

Vernon G. Baker, II
Senior Vice President and General Counsel
Date: October 6, 2003

EXHIBIT INDEX

Exhibit No.	Description

99a	Presentations made at Analyst Day, September 30, 2003.

99b	Conference Call Transcript, September 30, 2003.

99c	Press release of ArvinMeritor, Inc., dated September 30, 2003.